Exhibit 32.1

THE PAWS PET COMPANY, INC.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q/A of The PAWS Pet Company, Inc. (the “Company”) for the period ended September 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel Wiesel, the Chief Executive Officer and Acting Chief Financial Officer of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this certificate as of this 19th day of December, 2013.

/s/ Daniel Wiesel
Daniel Wiesel
Chief Executive Officer and Acting Chief Financial Officer